SCHEDULE 1


Investment Company                  Series

Franklin Gold & Precious Metals Fund

Franklin Asset Allocation Fund

Franklin Growth and Income Fund

Franklin High Income Trust                AGE High Income Fund

Franklin Custodian Funds, Inc.            Growth Series
                                          Utilities Series
                                          DynaTech Series
                                          Income Series

Franklin Investors Securities Trust       Franklin  Global   Government  Income
Fund
                                          Franklin Convertible Securities Fund
                                          Franklin Equity Income Fund
                                          Franklin Bond Fund

Franklin Value Investors Trust            Franklin Balance Sheet Investment
                                          Franklin MicroCap Value Fund
                                          Franklin Value Fund
                                          Franklin Large Cap Value Fund

Franklin Strategic Mortgage Portfolio

Franklin Managed Trust                    Franklin Rising Dividends Fund

Franklin Strategic Series                 Franklin Strategic Income Fund
                                          Franklin MidCap Growth Fund
                                          Franklin Global Communications Fund
                                          Franklin Small Cap Growth Fund
                                          Franklin Global Health Care Fund
                                          Franklin Natural Resources Fund
                                          Franklin Blue Chip Fund
                                          Franklin Biotechnology Discovery Fund
                                          Franklin U.S. Long-Short Fund
                                          Franklin Aggressive Growth Securities
                                           Fund
                                          Franklin Large Cap Growth Fund
                                          Franklin Small Cap Growth Fund II
                                          Franklin Technology Fund

Franklin Templeton International Trust    Templeton Pacific Growth Fund

Franklin Real Estate Securities Trust     Franklin Real Estate  Securities
Fund

Franklin Templeton Variable Insurance
 Products Trust
                                          Franklin Money Market Fund
                                          Franklin Growth and Income Fund
                                          Franklin Natural Resources Securities
                                           Fund
                                          Franklin Real Estate Fund
                                          Franklin Global Communications
                                           Securities Fund
                                          Franklin High Income Fund
                                          Templeton Global Income Securities
                                           Fund
                                          Franklin Income Securities Fund
                                          Franklin U.S. Government Securities
                                           Fund
                                          Franklin Zero Coupon Fund - 2000
                                          Franklin Zero Coupon Fund - 2005
                                          Franklin Zero Coupon Fund - 2010
                                          Franklin Rising Dividends Securities
                                           Fund
                                          Templeton Pacific Growth Fund
                                          Templeton International Equity Fund
                                          Franklin Small Cap Fund
                                          Franklin Large Cap Growth Securities
                                           Fund
                                          Mutual Discovery Securities Fund
                                          Mutual Shares Securities Fund
                                          Franklin Global Health Care Securities
                                           Fund
                                          Franklin Value Securities Fund
                                          Franklin Aggressive Growth Securities
                                           Fund
                                          Franklin S&P 500 Index Fund
                                          Franklin Strategic Income Securities
                                           Fund
                                          Franklin Technology Securities Fund

Templeton Variable Products Series Fund   Franklin Growth Investments Fund
                                          Franklin Small Cap Investments Fund
                                          Mutual Shares Investments Fund
                                          Mutual Discovery Investments Fund

Franklin Universal Trust

Franklin Multi-Income Trust

Franklin Floating Rate Trust

Franklin Templeton Fund Allocator Series  Franklin Templeton Conservative Target
                                           Fund
                                          Franklin Templeton Moderate Target
                                           Fund
                                          Franklin Templeton Growth Target Fund

Franklin Floating Rate Master Trust       Franklin Floating Rate Master Series

Franklin Floating Rate Master Trust       Franklin Floating Rate Master Series


                                                            Revised  8/30/00